                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 5, 1999

                            EXCEL LEGACY CORPORATION
             (Exact name of Registrant as specified in its charter)


         DELAWARE                         0-23503                        33-0781747
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer Identification No.)
      of Incorporation)

16955 VIA DEL CAMPO, SUITE 100
    SAN DIEGO, CALIFORNIA                                             92127
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (858) 675-9400

         This Current Report on Form 8-K is filed by Excel Legacy Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 5, 1999, the Company announced that it had accepted the tender of shares of common stock of Price Enterprises, Inc., a Maryland corporation ("Enterprises"), pursuant to the Company's exchange offer (the "Offer") described in the Offer to Exchange/Prospectus dated October 6, 1999 (the "Offer to Exchange"). The Company has accepted for payment 12,154,289 shares of Enterprises common stock (the "Tendered Shares") pursuant to the Offer, which represents approximately 91.3% of the outstanding shares of Enterprises common stock and approximately 77.5% of Enterprises' voting power. The Offer expired at 12:00 Midnight, New York City time, on Wednesday, November 3, 1999 (the "Expiration Date"). All shares of common stock validly tendered and not properly withdrawn prior to the Expiration Date were accepted by the Company.

         The Company acquired the Tendered Shares for a total of $8.50 per share, consisting of $4.25 per share in cash, $2.75 per share in principal amount of the Company's 9% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Debentures") and $1.50 per share in principal amount of the Company's 10% Senior Redeemable Secured Notes due 2004 (the "Notes"). The per share consideration was determined through arm's length negotiations and fixed pursuant to an agreement, dated May 12, 1999, as amended, among the Company, Sol Price, as trustee of several trusts, and several other stockholders of Enterprises (the "Stockholders Agreement") and an agreement, dated June 2, 1999, as amended, by and between the Company and Enterprises (the "Company Agreement").

         The Company paid a total of approximately $52.9 million in cash and issued an aggregate of approximately $33.3 million in principal amount of Debentures and approximately $18.1 million in principal amount of Notes to acquire the Tendered Shares. The Debentures were issued pursuant to an Indenture, dated as of November 5, 1999, between the Company and Norwest Bank Minnesota, National Association (the "Debenture Indenture"). The Notes were issued pursuant to an Indenture, dated as of November 5, 1999, between the Company and Norwest National Bank Minnesota, National Association (the "Notes Indenture"). The Notes and Debentures are secured by a first priority security interest in 117.647 shares of Enterprises common stock for each $1,000 principal amount issued. The cash consideration was funded from the Company's general working capital, borrowing from the Company's credit facility and the proceeds of three recent transactions:

         (1) On August 23, 1999, the Company sold to Wal Mart Real Estate Business Trust eight properties that were previously under lease to Wal Mart Stores, Inc., for aggregate consideration of approximately $35.0 million comprised of approximately $11.0 million in cash and the assumption of approximately $24.0 million in liabilities.

         (2) On October 25, 1999, the Company sold a property located in Highlands Ranch, Colorado to HRAMC LLC for aggregate consideration of approximately $25.3 million comprised of approximately $7.7 million in cash and the assumption of $17.6 million in liabilities.

         (3) On November 12, 1999, The Sol and Helen Price Trust (the "Trust") loaned the Company approximately $27.3 million pursuant to a Note Purchase Agreement, dated as of October 6, 1999, between the Company and the Trust (the "Note Purchase Agreement"). The loan is secured by a second priority security interest in the shares of Enterprises common stock which secure the Debentures and the Notes and a first priority security interest in any other shares of Enterprises common stock which the Company owns at any time.

         Pursuant to the Company Agreement, Enterprises' board of directors has been reduced from six to five members and Gary B. Sabin, Richard B. Muir and Simon M. Lorne were appointed to Enterprises'
 board and Jack McGrory and James F. Cahill were retained as members of Enterprises' board. Robert E. Price, Paul A. Peterson, Murray L. Galinson, and Anne L. Evans resigned from Enterprises' board. Enterprises' board appointed Gary B. Sabin as Chief Executive Officer and President of Enterprises and the senior officers of the Company as the senior officers of Enterprises. Jack McGrory has also been appointed to the Company's board of directors and named Chairman of the Board of Enterprises.

         Under the Company Agreement, the Company has agreed that the holders of Enterprises preferred stock will be entitled to elect a majority of Enterprises' board of directors and to have one designee on the Company's board of directors, until: (a) less than 2,000,000 shares of Enterprises preferred stock remain outstanding, (b) the Company makes an offer to purchase any and all outstanding shares of Enterprises preferred stock at a cash price of $16.00 per share, and purchases all shares duly tendered and not withdrawn, or (c) the directors of Enterprises (i) issue any equity securities without unanimous approval of Enterprises' board or (ii) fail to pay dividends on Enterprises common stock in an amount necessary to maintain Enterprises' status as a REIT, or in an amount equal to the excess, if any, of Enterprises' adjusted funds from operations, less preferred stock dividends, over $7.5 million.

         The foregoing description of the Offer to Exchange, the Stockholders Agreement, the Company Agreement, the Debentures Indenture, the Notes Indenture and the Note Purchase Agreement is qualified in its entirety by reference to the Offer to Exchange, the Stockholders Agreement, the Company Agreement, the Debentures Indenture, the Notes Indenture and the Note Purchase Agreement, which are incorporated by reference into this Form 8-K as Exhibit 10.1, Exhibit 10.2,
Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The following financial statements of Enterprises are incorporated by reference as follows:

                  - The financial statements and notes thereto contained in Enterprises' Annual Report on Form 10-K for the year ended December 31, 1998, as amended, filed with the Commission on March 29, 1999 (File No. 0-20449).

                  - The financial statements and notes thereto contained in Enterprises' Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 filed with the Commission on August 4, 1999 (File No. 0-20449).

         (b)      Pro Forma Financial Information.

                  The following pro forma financial information is incorporated by reference to the Offer to Exchange/Prospectus dated October 6, 1999 filed as Exhibit (a)(1) to the Company's Tender Offer Statement on
         Schedule 14D-1, filed with the Commission on October 6, 1999:

                  - Excel Legacy Corporation Unaudited Pro Forma Operating and Financial Information:

                           - Pro Forma Consolidated Condensed Balance Sheets (Unaudited) -- June 30, 1999;

                           - Pro Forma Consolidated Condensed Statements of Income (Unaudited) -- For the Six Months Ended June 30, 1999 and the Twelve Months Ended December 31, 1998; and

                           - Notes and Management's Assumptions to Pro Forma Consolidated Condensed Financial Statements (Unaudited); and

                  - Price Enterprises, Inc. Unaudited Pro Forma Operating and Financial Information:

                           - Pro Forma Consolidated Condensed Balance Sheets (Unaudited) -- June 30, 1999;

                           - Pro Forma Consolidated Condensed Statements of Income (Unaudited) -- For the Six Months Ended June 30, 1999 and the Twelve Months Ended December 31, 1998; and

                           - Notes and Management's Assumptions to Pro Forma Consolidated Condensed Financial Statements (Unaudited).

         (c) Exhibits. The following exhibits are filed as part of this report:

                  10.1 Offer to Exchange/Prospectus dated October 6, 1999 (incorporated by reference to Exhibit (a)(1) to the Company's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

                  10.2 Agreement, dated May 12, 1999, as amended, between the Company and the other individuals and entities listed on the signature pages thereto (incorporated by reference to Annex A to the Offer to Exchange/Prospectus dated October 6, 1999, filed as Exhibit (a)(1) to the Company's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

                  10.3 Agreement, dated June 2, 1999, as amended, between the Company and Enterprises (incorporated by reference to Annex B to the Offer to Exchange/Prospectus dated October 6, 1999, filed as Exhibit (a)(1) to the Company's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

                  10.4 Indenture, dated as of November 5, 1999, between the Company and Norwest Bank Minnesota, National Association, for 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004, including form of Debenture and form of Pledge Agreement.

                  10.5 Indenture, dated as of November 5, 1999, between the Company and Norwest Bank Minnesota, National Association, for 10.0% Senior Redeemable Secured Notes due 2004, including form of Note and form of Pledge Agreement.

                  10.6 Note Purchase Agreement, dated as of October 6, 1999, between the Company and The Sol and Helen Price Trust, including form of Secured Promissory Note and form of Pledge Agreement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Date: November 12, 1999         EXCEL LEGACY CORPORATION


                                         By: /s/  Richard B. Muir
                                             ----------------------------------
                                             Richard B. Muir
                                             Executive Vice President and
                                             Secretary

                                  EXHIBIT INDEX



 Exhibit
  Number    Description
 -------    -----------
   10.1     Offer to Exchange/Prospectus dated October 6, 1999 (incorporated by reference to Exhibit (a)(1) to the Company's Tender Offer Statement
            on Schedule 14D-1 as filed with the Commission on October 6, 1999).

   10.2 Agreement, dated May 12, 1999, as amended, between the Company and the other individuals and entities listed on the signature pages thereto (incorporated by reference to Annex A to the Offer to Exchange/Prospectus dated October 6, 1999, filed as Exhibit (a)(1) to the Company's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

   10.3 Agreement, dated June 2, 1999, as amended, between the Company and Enterprises (incorporated by reference to Annex B to the Offer to Exchange/Prospectus dated October 6, 1999, filed as Exhibit (a)(1) to the Company's Tender Offer Statement on Schedule 14D-1 as filed with the Commission on October 6, 1999).

   10.4 Indenture, dated as of November 5, 1999, between the Company and Norwest Bank Minnesota, National Association, for 9.0% Convertible
            Redeemable Subordinated Secured Debentures due 2004, including form of Debenture and form of Pledge Agreement.

   10.5 Indenture, dated as of November 5, 1999, between the Company and Norwest Bank Minnesota, National Association, for 10.0% Senior
            Redeemable Secured Notes due 2004, including form of Note and form of Pledge Agreement.

   10.6     Note Purchase Agreement, dated as of October 6, 1999, between the
            Company and The Sol and Helen Price Trust, including form of Secured
            Promissory Note and form of Pledge Agreement.